INCOME TAXES (TAX BENEFIT), NET	12 Months Ended
Dec. 31, 2024
INCOME TAXES (TAX BENEFIT), NET
INCOME TAXES (TAX BENEFIT), NET

NOTE 22: - INCOME TAXES (TAX BENEFIT), NET

a.	Tax rates:

There is no corporate income tax in the Cayman Islands. As part of the tax ruling obtained from the ITA with respect to the Group Restructuring (see Note 1a) the Company registered for tax purposes in Israel. The statutory corporate income tax rate for the years 2024, 2023 and 2022 in Israel was 23%.

The statutory Israeli corporate income tax rate applicable to the Israeli subsidiary, and based on the Company’s assessment that the Israeli subsidiary is eligible for the Preferred Technological Enterprise regime as per Israeli law was 7.5% for the years 2024, 2023 and 2022.

Preferred Technological Enterprise, as defined in the Law for the Encouragement of Capital Investments, 1959 (the “Encouragement Law”) in Israel, will be subject to tax at a rate of 7.5% on profits deriving from intellectual property which meets the conditions of being treated as “Preferred Technological Income”, and based on the Israeli subsidiary located in Preferred Area A.

Any dividends distributed to “foreign companies”, as defined in the Encouragement Law, deriving from income from the technological enterprise is subject to reduced Israeli withholding tax rate of 20% or lower rates under a relevant tax treaty, if applicable, or 0% if distributed to an Israeli corporation.

Other Group’s subsidiaries are separately taxed under the domestic tax laws and rates of the jurisdiction of incorporation of each entity.

b.	Tax assessments:

Other than the Israeli subsidiary, none of the Group companies received final assessments since their incorporation.

The Israeli subsidiary received final tax assessments or assessments that are deemed final due to lapse of statute of limitation through the 2019 tax year.

c.	Carryforward losses for tax purposes and other temporary differences:

As of December 31, 2024, the Group had carryforward operating tax losses and carryforward capital tax losses of $160,022 and $2, respectively. Deferred tax assets of approximately $569 relating to share-based compensation, net of deferred tax liabilities of approximately $33, were recognized in the financial statements.

Deferred tax assets of approximately $16,646 and $1,080 relating to carryforward operating losses and other temporary differences (mainly research and development, employee benefits and share-based compensation), respectively, net of deferred tax liabilities of approximately $125, were not recognized because their utilization in the foreseeable future is not probable.

NOTE 22: - INCOME TAXES (TAX BENEFIT), NET (Cont)

d.	Deferred income taxes:

	Statements of financial		Statements of
	position		profit or loss
	December 31,		Year ended December 31,
	2024	2023	2024	2023	2022
Deferred tax assets:
Carryforward tax losses	$—	$5	$(5)	$5	$(41)
Employee benefits and other liabilities	—	237	$(237)	21	17
Share-based compensation	569	653	(84)	296	20
Intangible assets	—	74	(74)	74	—
Deferred tax liabilities:
Intangible assets	(33)	—	(33)	—	—
Deferred tax benefit (expenses)			$(433)	$396	$(4)
Deferred tax assets (liabilities), net	$536	$969

e.	Taxes on income (tax benefit) included in profit or loss:

	Year ended
	December 31,
	2024	2023	2022
Current taxes	$201	$300	$134
Deferred taxes, see also Note 23d above	433	(396)	4
Taxes in respect of previous years	(22)	11	31
	$612	$(85)	$169

f.	Theoretical tax:

As the Israeli subsidiary incurred operating losses during the years ended December 31, 2024, 2023 and 2022 for which deferred income taxes were not recorded, as mentioned in Note 22c, the reconciliation between the tax expense, assuming that all the income and expenses, gains and losses in the statement of income were taxed at the statutory tax rate, and the taxes on income recorded in profit or loss, does not provide significant information and therefore is not presented.